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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 1996



                          China Industrial Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Colorado                  0-16365                 84-0974043
        ---------------           ------------             --------------
        (State or other            (Commission              (IRS Employer
        jurisdiction of           File Number)             Identification
        incorporation)                                         Number)



Suite 2101-2 Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong
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     (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (852) 2877-3857
                                                   -----------------

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ITEM 5.  OTHER EVENTS.

     Effective December 18, 1996 Benthony Ip and Lee Lam no longer hold positions as officers and directors of China Industrial Group, Inc. (the "Registrant").

     On and effective as of December 18, 1996, Victoria Lam, Chairman of the Registrant's Board of Directors and President of the Registrant, in her capacity as sole member of the Registrant's Board of Directors and in accordance with the Registrant's By-Laws, appointed three directors to fill vacancies. The appointees are Scott G. Schiller (an Executive Vice President of the Registrant), Qian Hu He, and Jun Lin (sister of Ms. Victoria Lam.)


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 1996                          CHINA INDUSTRIAL GROUP, INC.

                                                 By:/s/ Scott G. Schiller
                                                    --------------------------
                                                    Scott G. Schiller
                                                    Executive Vice President


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